UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01     Regulation FD Disclosure.

On June 6, 2016, Helios and Matheson Analytics Inc. (“HMNY”) issued a press release regarding its entry into the Term Sheet described under Item 8.01 below. The press release is furnished as an exhibit to this Current Report.

Item 8.01     Other Events.

On June 3, 2016, HMNY, together with the holder of approximately 75% of HMNY’s outstanding common stock, Helios and Matheson Information Technology Ltd., entered into a Term Sheet with Zone Technologies, Inc., a privately held Nevada corporation (“Zone”), with respect to the proposed acquisition of all outstanding shares of Zone by HMNY (the “Term Sheet”), by means of a merger or share exchange (the “Merger”).

Pat Krishnan, the current Chief Executive Officer and Interim Chief Financial Officer of HMNY, is expected to retain those positions following the Merger. Upon completion of the Merger, the Chief Executive Officer and majority stockholder of Zone, Theodore Farnsworth, is expected to become Chairman of the Board of HMNY and will remain Chief Executive Officer of Zone, as a subsidiary of HMNY, and Pat Krishnan is expected to be appointed as the Chief Technology Officer of Zone. In addition, upon completion of the Merger, Zone and HMNY are each expected to have the right to designate two members to HMNY’s board of directors and mutually select a fifth director, a majority of which will be independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and one of which will be an audit committee financial expert for purposes of serving as Chair of the Audit Committee. Upon completion of the Merger, HMNY would change its corporate name and trading symbol to a name and symbol mutually selected by Zone and HMNY.

Pursuant to the Term Sheet, Zone and HMNY have agreed to use their reasonable best efforts to enter into a definitive merger agreement no later than July 7, 2016, and have agreed to an exclusivity period until that date (or such later date as the hearing before the Nasdaq Hearings Panel may be adjourned for up to 30 days), whereby during such period neither may engage in an extraordinary transaction, or discussions regarding an extraordinary transaction, including any merger or consolidation involving Zone or HMNY, other than the Merger.

The staff of The NASDAQ Stock Market (“Nasdaq”) may deem the Merger to constitute a change of control within the meaning of Nasdaq Listing Rule 5110, inasmuch as the Merger Consideration is expected to exceed 20% of HMNY’s issued and outstanding common stock and three of the current five directors are expected to change as a result of the Merger. Accordingly, HMNY may be required to submit a listing application for the post-Merger entity and evidence compliance with all criteria for initial listing with sufficient time to allow Nasdaq to complete its review before the Merger is completed. In such event, the consummation of the Merger is expected to be conditioned upon obtaining Nasdaq approval of such listing application.

In addition, HMNY is scheduled to appear before the Nasdaq Hearings Panel on July 7, 2016 in order to present its plan to regain compliance with Nasdaq’s continued listing criteria, specifically the minimum stockholders equity requirement of $2,500,000 and minimum market value of publicly held shares requirement of $1,000,000. HMNY believes that completion of the transactions contemplated by the Term Sheet would cause HMNY to regain compliance with all criteria for not only continued, but also initial listing on Nasdaq and enable the combined entity to sustain compliance with the continued listing requirements over the long term. The Merger is to be conditioned upon receiving a favorable decision by the Nasdaq Hearings Panel accepting HMNY’s plan of compliance. Alternatively, if at any point before the hearing HMNY believes it has regained compliance with all criteria for continued listing and can evidence an ability to sustain compliance with those requirements over the long term, Nasdaq may determine that HMNY has regained compliance and determine to cancel the hearing.

HMNY can provide no assurance that the transactions contemplated by the Term Sheet will be completed or that the Nasdaq Hearings Panel will determine to continue HMNY’s listing on Nasdaq.

 Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release

Cautionary Statement on Forward-looking Information

Certain statements in this Current Report and its exhibit contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements, including statements regarding HMNY’s ability to obtain the requisite financing upon which the Merger is conditioned, regain compliance with all of Nasdaq’s continued listing criteria, obtain a decision of the Nasdaq Hearings Panel to continue HMNY’s listing on Nasdaq, and receive Nasdaq approval of any listing application that may be required in connection with the Merger.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2016

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Parthasarathy (Pat) Krishnan
Chief Executive Officer